                                                                      Exhibit 24

POWER OF ATTORNEY

Each of the undersigned officers and directors of Applied Innovation Inc., a Delaware corporation (the "Company"), hereby appoints Gerard B. Moersdorf, Jr. and Curtis A. Loveland as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's annual report on Form 10-K, for the fiscal year ended December 31, 2002, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that either such attorney or his substitute may do by virtue hereof.



IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 10, 2003.



DIRECTORS/OFFICERS:



                  Signature                              Title
                  ---------                              -----



/s/ Gerard B. Moersdorf, Jr.                Chairman, President and Chief
-------------------------------------       Executive Officer
Gerard B. Moersdorf, Jr.                    (Principal Executive Officer)



/s/ Michael P. Keegan                       Vice President, Chief Financial
------------------------------------        Officer and Treasurer
Michael P. Keegan                           (Principal Financial and Principal
                                            Accounting Officer)



/s/ Michael J. Endres                       Director
------------------------------------
Michael J. Endres



/s/ Thomas W. Huseby                        Director
------------------------------
Thomas W. Huseby



/s/ William H. Largent                      Director
------------------------------
William H. Largent



/s/ Curtis A. Loveland                      Director
------------------------------------
Curtis A. Loveland



/s/ Gerard B. Moersdorf, Sr.                Director
------------------------------------
Gerard B. Moersdorf, Sr.



/s/ Richard W. Oliver                       Director
------------------------------------
Richard W. Oliver



/s/ Alexander B. Trevor                     Director
---------------------------
Alexander B. Trevor